Exhibit 99.1

Board of Governors of the Federal Reserve System

Federal Deposit Insurance Corporation

Office of the Comptroller of the Currency

Federal Financial Institutions Examination Council

1

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only - FFIEC 041

Institution Name	CAPITALSOURCE BANK
City	LOS ANGELES
State	CA
Zip Code	90071
Call Report Quarter End Date	9/30/2011
Report Type	041
RSSD-ID	3806100
FDIC Certificate Number	58878
OCC Charter Number	0
ABA Routing Number	322286447
Last updated on	10/28/2011

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legend: NR - Not Reported, CONF - Confidential

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 2

Bank Demographic Information

Dollar amounts in thousands
1. Reporting date	RCON9999	20110930	1.
2. FDIC certificate number	RSSD9050	58878	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Los Angeles	4.
5. State abbreviation	RSSD9200	CA	5.
6. Zip code	RSSD9220	90071	6.

(RSSD9017) CapitalSource Bank

Contact Information

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T-Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 3

Dollar amounts in thousands
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980		2.

Schedule RI - Income Statement

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. Loans secured by real estate:			1.a.1.
a. Loans secured by 1-4 family residential properties	RIAD4435	0	1.a.1.a.
b. All other loans secured by real estate	RIAD4436	105,384	1.a.1.b.
2. Commercial and industrial loans	RIAD4012	103,896	1.a.2.
3. Loans to individuals for household, family, and other personal expenditures:			1.a.3.
a. Credit cards	RIADB485	0	1.a.3.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	0	1.a.3.b.
4. Loans to foreign governments and official institutions	RIAD4056	0	1.a.4.
5. All other loans	RIAD4058	24,578	1.a.5.
6. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	RIAD4010	233,858	1.a.6.
b. Income from lease financing receivables	RIAD4065	7,629	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	261	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	3,578	1.d.1.
2. Mortgage-backed securities	RIADB489	33,630	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	2,276	1.d.3.
e. Interest income from trading assets	RIAD4069	0	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	0	1.f.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 4

Dollar amounts in thousands
g. Other interest income	RIAD4518	634	1.g.
h. Total interest income (sum of items 1.a.(6) through 1.g)	RIAD4107	281,866	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	0	2.a.1.
2. Nontransaction accounts:			2.a.2.
a. Savings deposits (includes MMDAs)	RIAD0093	6,215	2.a.2.a.
b. Time deposits of $100,000 or more	RIADA517	16,563	2.a.2.b.
c. Time deposits of less than $100,000	RIADA518	17,425	2.a.2.c.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	0	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	6,601	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	0	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	46,804	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	235,062	3.
4. Provision for loan and lease losses	RIAD4230	23,636	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	0	5.a.
b. Service charges on deposit accounts	RIAD4080	192	5.b.
c. Trading revenue	RIADA220	0	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	0	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	0	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.
5. Income from other insurance activities	RIADC387	0	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	9,977	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	5,799	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	-8,055	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	-97	5.k.
l. Other noninterest income	RIADB497	7,250	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	15,066	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	2,845	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	36,895	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	9,752	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	20	7.c.2.
d. Other noninterest expense	RIAD4092	58,944	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	105,611	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIAD4301	123,726	8.
9. Applicable income taxes (on item 8)	RIAD4302	38,448	9.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 5

Dollar amounts in thousands
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIAD4300	85,278	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	85,278	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	85,278	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD8431	0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	0	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	333	M.5.
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	RIAD4024	0	M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.
a. Interest rate exposures	RIAD8757	NR	M.8.a.
b. Foreign exchange exposures	RIAD8758	NR	M.8.b.
c. Equity security and index exposures	RIAD8759	NR	M.8.c.
d. Commodity and other exposures	RIAD8760	NR	M.8.d.
e. Credit exposures	RIADF186	NR	M.8.e.
f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (included in Memorandum items 8.a through 8.e above)	RIADK090	NR	M.8.f.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (included in Memorandum items 8.a through 8.e above)	RIADK094	NR	M.8.g.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	NR	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	NR	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	NR	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	NR	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:			M.14.
a. Total other-than-temporary impairment losses	RIADJ319	0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes)	RIADJ320	0	M.14.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 6

Dollar amounts in thousands
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIADJ321	0	M.14.c.

Schedule RI-A - Changes in Bank Equity Capital

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	924,643	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	924,643	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	85,278	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	2,381	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	0	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income	RIADB511	15,322	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	0	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	1,027,624	12.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	11,529	RIADC894	1,018	1.a.2.
b. Secured by farmland	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	0	RIAD5412	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	0	RIADC217	0	1.c.2.a.
b. Secured by junior liens	RIADC235	0	RIADC218	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RIAD3588	681	RIAD3589	258	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	1,467	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	27,738	RIADC898	11,369	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RIAD4481	0	RIAD4482	0	2.
3. Not applicable					3.
4. Commercial and industrial loans	RIAD4638	1,171	RIAD4608	161	4.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	0	RIADB515	0	5.a.
b. Automobile loans	RIADK129	0	RIADK133	0	5.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 7

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADK205	0	RIADK206	0	5.c.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	50	RIAD4628	0	7.
8. Lease financing receivables	RIAD4266	0	RIAD4267	0	8.
9. Total (sum of items 1 through 8)	RIAD4635	42,636	RIAD4605	12,806	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	50	RIAD5410	0	M.1.
2. Not available					M.2.
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	0	M.2.d.
3. Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIAD4655	0	RIAD4665	0	M.3.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	NR	M.4.

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands
1. Balance most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	124,878	1.
2. Recoveries (must equal part I, item 9, column B, above)	RIAD4605	12,806	2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	42,593	3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	43	4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	23,636	5.
6. Adjustments (see instructions for this schedule)	RIADC233	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	118,684	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	NR	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.

Schedule RI-E - Explanations

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:	1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 8

Dollar amounts in thousands
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.
d. Rent and other income from other real estate owned	RIAD4042	6,081	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	0	1.g.
h. Gains on bargain purchases	RIADJ447	0	1.h.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4461	Click here for value	1.i.1.
2. Amount of component	RIAD4461	-1,116	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4462	Click here for value	1.j.1.
2. Amount of component	RIAD4462	-4,502	1.j.2.
k. Disclose component and the dollar amount of that component:			1.k.
1. Describe component	TEXT4463	Services provided to parent	1.k.1.
2. Amount of component	RIAD4463	4,646	1.k.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	0	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	0	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	0	2.k.
l. Disclose component and the dollar amount of that component:			2.l.
1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	33,159	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	Loan servicing expense	2.m.1.
2. Amount of component	RIAD4467	6,064	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468	Real estate owned expenses	2.n.1.
2. Amount of component	RIAD4468	8,251	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469		3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 9

Dollar amounts in thousands
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.
1. Describe component	TEXT4487		3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489		3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526		4.a.1.
2. Amount of component	RIADB526	0	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527		4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498		5.a.1.
2. Amount of component	RIAD4498	0	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499		5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521		6.a.1.
2. Amount of component	RIAD4521	0	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522		6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769		7.b.

(TEXT4461) Loss on foreign currency exchange

(TEXT4462) Loss on sale of unfunded commitments

(TEXT4464) Intercompany loan referral fees

Schedule RC - Balance Sheet

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCON0081	38,658	1.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 10

Dollar amounts in thousands
b. Interest-bearing balances	RCON0071	58,556	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCON1754	252,550	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCON1773	1,434,094	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCON5369	29,708	4.a.
b. Loans and leases, net of unearned income	RCONB528	4,456,929	4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	118,684	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCONB529	4,338,245	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	0	5.
6. Premises and fixed assets (including capitalized leases)	RCON2145	55,132	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	9,222	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCON2130	3	8.
9. Direct and indirect investments in real estate ventures	RCON3656	0	9.
10. Intangible assets:			10.
a. Goodwill	RCON3163	173,135	10.a.
b. Other intangible assets (from Schedule RC-M)	RCON0426	0	10.b.
11. Other assets (from Schedule RC-F)	RCON2160	158,416	11.
12. Total assets (sum of items 1 through 11)	RCON2170	6,547,719	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	4,885,831	13.a.
1. Noninterest-bearing	RCON6631	2,222	13.a.1.
2. Interest-bearing	RCON6636	4,883,609	13.a.2.
b. Not applicable			13.b.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase	RCONB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	0	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON3190	540,000	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	94,264	20.
21. Total liabilities (sum of items 13 through 20)	RCON2948	5,520,095	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	921,000	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	27,574	25.
26. Not available			26.
a. Retained earnings	RCON3632	57,705	26.a.
b. Accumulated other comprehensive income	RCONB530	21,345	26.b.
c. Other equity capital components	RCONA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCON3210	1,027,624	27.a.
b. Noncontrollng (minority) interests in consolidated subsidiaries	RCON3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCONG105	1,027,624	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCON3300	6,547,719	29.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 11

Dollar amounts in thousands

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2010

	RCON6724	NR	M.1.
2. Bank’s fiscal year-end date	RCON8678	NR	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Dollar amounts in thousands
1. Cash items in process of collection, unposted debits, and currency and coin:			1.
a. Cash items in process of collection and unposted debits	RCON0020	0	1.a.
b. Currency and coin	RCON0080	370	1.b.
2. Balances due from depository institutions in the U.S.:			2.
a. U.S. branches and agencies of foreign banks	RCON0083	0	2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S.	RCON0085	38,823	2.b.
3. Balances due from banks in foreign countries and foreign central banks:			3.
a. Foreign branches of other U.S. banks	RCON0073	0	3.a.
b. Other banks in foreign countries and foreign central banks	RCON0074	0	3.b.
4. Balances due from Federal Reserve Banks	RCON0090	58,021	4.
5. Total	RCON0010	97,214	5.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 12

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value
	RCON0211	RCON0213	RCON1286	RCON1287
1. U.S. Treasury securities	0	0	0	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
	RCON1289	RCON1290	RCON1291	RCON1293
a. Issued by U.S. Government agencies	0	0	19,109	19,569	2.a.
	RCON1294	RCON1295	RCON1297	RCON1298
b. Issued by U.S. Government-sponsored agencies	0	0	159,748	160,899	2.b.
3. Securities issued by states and political subdivisions in the U.S.	RCON8496	RCON8497	RCON8498	RCON8499
	0	0	0	0	3.
4. Mortgage-backed securities (MBS):					4.
a. Residential mortgage pass-through securities:					4.a.
	RCONG300	RCONG301	RCONG302	RCONG303
1. Guaranteed by GNMA	0	0	145,832	149,818	4.a.1.
	RCONG304	RCONG305	RCONG306	RCONG307
2. Issued by FNMA and FHLMC	0	0	56,593	59,822	4.a.2.
	RCONG308	RCONG309	RCONG310	RCONG311
3. Other pass-through securities	0	0	0	0	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
1. Issued or guaranteed by U.S. Government agencies or sponsored agencies	RCONG312	RCONG313	RCONG314	RCONG315
	0	0	877,228	901,873	4.b.1.
2. Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies	RCONG316	RCONG317	RCONG318	RCONG319
	0	0	0	0	4.b.2.
	RCONG320	RCONG321	RCONG322	RCONG323
3. All other residential MBS	0	0	94,921	95,592	4.b.3.
c. Commercial MBS:					4.c.
1. Commercial mortgage pass-through securities:					4.c.1.
	RCONK142	RCONK143	RCONK144	RCONK145
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	0	0	4.c.1.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 13

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value
	RCONK146	RCONK147	RCONK148	RCONK149
b. Other pass-through securities	0	0	0	0	4.c.1.b.
2. Other commercial MBS:					4.c.2.
a. Issued or guaranteed by U.S. Government agencies or sponsored agencies	RCONK150	RCONK151	RCONK152	RCONK153
	0	0	40,088	41,496	4.c.2.a.
	RCONK154	RCONK155	RCONK156	RCONK157
b. All other commercial MBS	102,651	104,355	0	0	4.c.2.b.
5. Asset-backed securities and structured financial products:					5.
	RCONC026	RCONC988	RCONC989	RCONC027
a. Asset-backed securities (ABS)	149,899	149,899	0	0	5.a.
b. Structured financial products:					5.b.
	RCONG336	RCONG337	RCONG338	RCONG339
1. Cash	0	0	0	0	5.b.1.
	RCONG340	RCONG341	RCONG342	RCONG343
2. Synthetic	0	0	0	0	5.b.2.
	RCONG344	RCONG345	RCONG346	RCONG347
3. Hybrid	0	0	0	0	5.b.3.
6. Other debt securities:					6.
	RCON1737	RCON1738	RCON1739	RCON1741
a. Other domestic debt securities	0	0	4,999	5,025	6.a.
	RCON1742	RCON1743	RCON1744	RCON1746
b. Foreign debt securities	0	0	0	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values			RCONA510	RCONA511
			0	0	7.
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	RCON1754	RCON1771	RCON1772	RCON1773
	252,550	254,254	1,398,518	1,434,094	8.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 14

Schedule RC-B - Securities

Dollar amounts in thousands
1. Pledged securities	RCON0416	920,254	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.

a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCONA549	154,924	M.2.a.1.
2. Over three months through 12 months	RCONA550	20,086	M.2.a.2.
3. Over one year through three years	RCONA551	50,275	M.2.a.3.
4. Over three years through five years	RCONA552	60,494	M.2.a.4.
5. Over five years through 15 years	RCONA553	30,044	M.2.a.5.
6. Over 15 years	RCONA554	19,569	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCONA555	8,977	M.2.b.1.
2. Over three months through 12 months	RCONA556	31,602	M.2.b.2.
3. Over one year through three years	RCONA557	83,534	M.2.b.3.
4. Over three years through five years	RCONA558	27,202	M.2.b.4.
5. Over five years through 15 years	RCONA559	58,325	M.2.b.5.
6. Over 15 years	RCONA560	0	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCONA561	633,940	M.2.c.1.
2. Over three years	RCONA562	507,672	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	175,010	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.
a. Amortized cost	RCON8782	39,690	M.4.a.
b. Fair value	RCON8783	40,056	M.4.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 15

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):					M.5.
a. Credit card receivables	RCONB838	RCONB839	RCONB840	RCONB841
	0	0	0	0	M.5.a.
b. Home equity lines	RCONB842	RCONB843	RCONB844	RCONB845
	0	0	0	0	M.5.b.
c. Automobile loans	RCONB846	RCONB847	RCONB848	RCONB849
	0	0	0	0	M.5.c.
d. Other consumer loans	RCONB850	RCONB851	RCONB852	RCONB853
	0	0	0	0	M.5.d.
e. Commercial and industrial loans	RCONB854	RCONB855	RCONB856	RCONB857
	0	0	0	0	M.5.e.
	RCONB858	RCONB859	RCONB860	RCONB861
f. Other	149,899	149,899	0	0	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b(1) through(3)):					M.6.
a. Trust preferred securities issued by financial institutions	RCONG348	RCONG349	RCONG350	RCONG351
	0	0	0	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
	0	0	0	0	M.6.b.
c. Corporate and similar loans	RCONG356	RCONG357	RCONG358	RCONG359
	0	0	0	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	RCONG361	RCONG362	RCONG363
	0	0	0	0	M.6.d.
	RCONG364	RCONG365	RCONG366	RCONG367
e. 1-4 family residential MBS not issued or guaranteed by GSEs	0	0	0	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
	0	0	0	0	M.6.f.
	RCONG372	RCONG373	RCONG374	RCONG375
g. Other collateral or reference assets	0	0	0	0	M.6.g.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 16

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets		(Column B) To Be Completed by All Banks
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	0	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	8,678	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	0	1.c.2.a.
b. Secured by junior liens			RCON5368	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	795,568	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	151,327	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	1,200,897	1.e.2.
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:					2.a.
1. To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.1.
2. To other commercial banks in the U.S.	RCONB533	0			2.a.2.
b. To other depository institutions in the U.S.	RCONB534	0			2.b.
c. To banks in foreign countries:					2.c.
1. To foreign branches of other U.S. banks	RCONB536	0			2.c.1.
2. To other banks in foreign countries	RCONB537	0			2.c.2.
3. Loans to finance agricultural production and other loans to farmers			RCON1590	0	3.
4. Commercial and industrial loans			RCON1766	1,654,664	4.
a. To U.S. addressees (domicile)	RCON1763	1,636,420			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	18,244			4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards			RCONB538	0	6.a.
b. Other revolving credit plans			RCONB539	0	6.b.
c. Automobile loans			RCONK137	0	6.c.
d. Other consumer loans (includes single payment, installment, and all student loans)			RCONK207	0	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.			RCON2107	54,842	8.
9. Loans to nondepository financial institutions and other loans:					9.
a. Loans to nondepository financial institutions			RCONJ454	1,815	9.a.
b. Other loans			RCONJ464	391,061	9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)	RCON1545	32,126			9.b.1.
2. All other loans (exclude consumer loans)	RCONJ451	358,935			9.b.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 17

Dollar amounts in thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets		(Column B) To Be Completed by All Banks
10. Lease financing receivables (net of unearned income)			RCON2165	227,785	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0			10.a.
b. All other leases	RCONF163	227,785			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above			RCON2123	0	11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			RCON2122	4,486,637	12.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands

1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

			M.1.
a. Construction, land development, and other land loans:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties	RCONF576	0	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK160	12,094	M.1.c.
d. Secured by nonfarm nonresidential properties:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	0	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	23,465	M.1.d.2.
e. Commercial and industrial loans	RCONK256	0	M.1.e.
1. To U.S. addressees (domicile)	RCONK163	0	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCONK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK165	0	M.1.f.
1. Loans secured by farmland	RCONK166	0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCONK167	0	M.1.f.2.
3. Not applicable			M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCONK098	0	M.1.f.4.a.
b. Automobile loans	RCONK203	0	M.1.f.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK204	0	M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCONK212	0	M.1.f.5.
6. Other loans	RCONK267	0	M.1.f.6.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, part I, Memorandum item 1.f.(6), above	RCONK168	0	M.1.f.6.a.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.

a. Closed-end loans secured by first liens on 1-4 family residential properties (reportedin Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCONA564	0	M.2.a.1.
2. Over three months through 12 months	RCONA565	0	M.2.a.2.
3. Over one year through three years	RCONA566	0	M.2.a.3.
4. Over three years through five years	RCONA567	0	M.2.a.4.
5. Over five years through 15 years	RCONA568	0	M.2.a.5.
6. Over 15 years	RCONA569	0	M.2.a.6.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 18

Dollar amounts in thousands

b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:

			M.2.b.
1. Three months or less	RCONA570	778,126	M.2.b.1.
2. Over three months through 12 months	RCONA571	202,118	M.2.b.2.
3. Over one year through three years	RCONA572	1,222,881	M.2.b.3.
4. Over three years through five years	RCONA573	994,900	M.2.b.4.
5. Over five years through 15 years	RCONA574	846,886	M.2.b.5.
6. Over 15 years	RCONA575	334,575	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	498,799	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B	RCON2746	358,935	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	0	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	RCONB837	1,907	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	NR	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):			M.7.
a. Outstanding balance	RCONC779	14,825	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	5,465	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:			M.8.
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	0	M.9.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):			M.10.
a. Loans secured by real estate:			M.10.a.
1. Construction, land development, and other land loans	RCONF578	NR	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF579	NR	M.10.a.2.
3. Secured by 1-4 family residential properties:			M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	NR	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.10.a.3.b.
1. Secured by first liens	RCONF581	NR	M.10.a.3.b.1.
2. Secured by junior liens	RCONF582	NR	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF583	NR	M.10.a.4.
5. Secured by nonfarm nonresidential properties	RCONF584	NR	M.10.a.5.
b. Commercial and industrial loans	RCONF585	NR	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.10.c.
1. Credit cards	RCONF586	NR	M.10.c.1.
2. Other revolving credit plans	RCONF587	NR	M.10.c.2.

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Dollar amounts in thousands
3. Automobile loans	RCONK196	NR	M.10.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK208	NR	M.10.c.4.
d. Other loans	RCONF589	NR	M.10.d.

11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):			M.11.
a. Loans secured by real estate:			M.11.a.
1. Construction, and land development, and other land loans	RCONF590	NR	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF591	NR	M.11.a.2.
3. Secured by 1-4 family residential properties:			M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	NR	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.11.a.3.b.
1. Secured by first liens	RCONF593	NR	M.11.a.3.b.1.
2. Secured by junior liens	RCONF594	NR	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF595	NR	M.11.a.4.
5. Secured by nonfarm nonresidential properties	RCONF596	NR	M.11.a.5.
b. Commercial and industrial loans	RCONF597	NR	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.11.c.
1. Credit cards	RCONF598	NR	M.11.c.1.
2. Other revolving credit plans	RCONF599	NR	M.11.c.2.
3. Automobile loans	RCONK195	NR	M.11.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK209	NR	M.11.c.4.
d. Other loans	RCONF601	NR	M.11.d.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date	(Column B) Gross contractual amounts receivable at acquisition date	(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:

				M.12.
	RCONG091	RCONG092	RCONG093
a. Loans secured by real estate	0	0	0	M.12.a.
	RCONG094	RCONG095	RCONG096
b. Commercial and industrial loans	0	0	0	M.12.b.
	RCONG097	RCONG098	RCONG099
c. Loans to individuals for household, family, and other personal expenditures	0	0	0	M.12.c.
	RCONG100	RCONG101	RCONG102
d. All other loans and all leases	0	0	0	M.12.d.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands
13. Construction, land development, and other land loans in domestic offices with interest reserves:	M.13.

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Dollar amounts in thousands
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	NR	M.13.a.

b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2))

	RIADG377	NR	M.13.b.
14. Pledged loans and leases	RCONG378	383,200	M.14.
15. Reverse mortgages:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	NR	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	NR	M.15.a.2.

b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	NR	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	NR	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	NR	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	NR	M.15.c.2.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less	RCON6999	No	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2)	RCON5562	NR	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4	RCON5563	NR	2.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2):					3.
a. With original amounts of $100,000 or less	RCON5564	1	RCON5565	3	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	19	RCON5567	1,869	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	202	RCON5569	57,558	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4:					4.
a. With original amounts of $100,000 or less	RCON5570	3	RCON5571	164	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	22	RCON5573	3,806	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	153	RCON5575	68,854	4.c.

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Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less	RCON6860	No	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b	RCON5576	NR	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3	RCON5577	NR	6.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b:					7.
a. With original amounts of $100,000 or less	RCON5578	NR	RCON5579	NR	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	NR	RCON5581	NR	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	NR	RCON5583	NR	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3:					8.
a. With original amounts of $100,000 or less	RCON5584	NR	RCON5585	NR	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	NR	RCON5587	NR	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	NR	RCON5589	NR	8.c.

Schedule RC-D - Trading Assets and Liabilities

Dollar amounts in thousands
1. U.S. Treasury securities	RCON3531	NR	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	NR	2.
3. Securities issued by states and political subdivisions in the U.S.	RCON3533	NR	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG379	NR	4.a.
b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)	RCONG380	NR	4.b.
c. All other residential MBS	RCONG381	NR	4.c.
d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies	RCONK197	NR	4.d.
e. All other commercial MBS	RCONK198	NR	4.e.
5. Other debt securities:			5.
a. Structured financial products:			5.a.
1. Cash	RCONG383	NR	5.a.1.
2. Synthetic	RCONG384	NR	5.a.2.
3. Hybrid	RCONG385	NR	5.a.3.
b. All other debt securities	RCONG386	NR	5.b.
6. Loans:			6.

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Dollar amounts in thousands
a. Loans secured by real estate:			6.a.
1. Construction, land development, and other land loans	RCONF604	NR	6.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF605	NR	6.a.2.
3. Secured by 1-4 family residential properties:			6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF606	NR	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			6.a.3.b.
1. Secured by first liens	RCONF607	NR	6.a.3.b.1.
2. Secured by junior liens	RCONF611	NR	6.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF612	NR	6.a.4.
5. Secured by nonfarm nonresidential properties	RCONF613	NR	6.a.5.
b. Commercial and industrial loans	RCONF614	NR	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			6.c.
1. Credit cards	RCONF615	NR	6.c.1.
2. Other revolving credit plans	RCONF616	NR	6.c.2.
3. Automobile loans	RCONK199	NR	6.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK210	NR	6.c.4.
d. Other loans	RCONF618	NR	6.d.
7. Not applicable			7.
8. Not applicable			8.
9. Other trading assets	RCON3541	NR	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCON3543	0	11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON3545	0	12.
13. Not available			13.
a. Liability for short positions	RCON3546	NR	13.a.
b. Other trading liabilities	RCONF624	NR	13.b.
14. Derivatives with a negative fair value	RCON3547	0	14.
15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)	RCON3548	0	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):			M.1.
a. Loans secured by real estate:			M.1.a.
1. Construction, land development, and other land loans	RCONF625	NR	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF626	NR	M.1.a.2.
3. Secured by 1-4 family residential properties:			M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	NR	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.1.a.3.b.
1. Secured by first liens	RCONF628	NR	M.1.a.3.b.1.
2. Secured by junior liens	RCONF629	NR	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF630	NR	M.1.a.4.
5. Secured by nonfarm nonresidential properties	RCONF631	NR	M.1.a.5.
b. Commercial and industrial loans	RCONF632	NR	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.1.c.
1. Credit cards	RCONF633	NR	M.1.c.1.
2. Other revolving credit plans	RCONF634	NR	M.1.c.2.
3. Automobile loans	RCONK200	NR	M.1.c.3.

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Dollar amounts in thousands
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK211	NR	M.1.c.4.
d. Other loans	RCONF636	NR	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:			M.2.
a. Fair value	RCONF639	NR	M.2.a.
b. Unpaid principal balance	RCONF640	NR	M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCONG299	NR	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG332	NR	M.3.b.
c. Corporate and similar loans	RCONG333	NR	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	NR	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	NR	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCONG651	NR	M.3.f.
g. Other collateral or reference assets	RCONG652	NR	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCONG387	NR	M.4.a.
b. Pledged loans	RCONG388	NR	M.4.b.
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCONF643	NR	M.5.a.
b. Home equity lines	RCONF644	NR	M.5.b.
c. Automobile loans	RCONF645	NR	M.5.c.
d. Other consumer loans	RCONF646	NR	M.5.d.
e. Commercial and industrial loans	RCONF647	NR	M.5.e.
f. Other	RCONF648	NR	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	NR	M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCONF652	NR	M.7.a.
b. Other	RCONF653	NR	M.7.b.
8. Loans pending securitization	RCONF654	NR	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655		M.9.a.1.
2. Amount of component	RCONF655	NR	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656		M.9.b.1.
2. Amount of component	RCONF656	NR	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657		M.9.c.1.
2. Amount of component	RCONF657	NR	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658		M.10.a.1.
2. Amount of component	RCONF658	NR	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659		M.10.b.1.
2. Amount of component	RCONF659	NR	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.

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Dollar amounts in thousands
1. Describe component	TEXTF660		M.10.c.1.
2. Amount of component	RCONF660	NR	M.10.c.2.

Schedule RC-E - Deposit Liabilities

Dollar amounts in thousands	(Column A) Transaction Accounts Total transaction accounts (including total demand deposits)	(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)	(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)

Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549		RCONB550
	0		4,834,802	1.
2. U.S. Government	RCON2202		RCON2520
	0		0	2.
3. States and political subdivisions in the U.S.	RCON2203		RCON2530
	0		51,029	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551		RCONB552
	0		0	4.
5. Banks in foreign countries	RCON2213		RCON2236
	0		0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216		RCON2377
	0		0	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	RCON2210	RCON2385
	0	0	4,885,831	7.

Schedule RC-E - Deposit Liabilities

Dollar amounts in thousands
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	408,886	M.1.a.
b. Total brokered deposits	RCON2365	0	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits of less than $100,000	RCON2343	0	M.1.c.1.
2. Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	0	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	0	M.1.d.1.
2. Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	RCONK219	0	M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	0	M.1.d.3.

e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)

	RCON5590	NR	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.

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Dollar amounts in thousands
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	244,635	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	842,162	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	1,943,294	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	1,555,702	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	300,038	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	131,411	M.2.e.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	540,165	M.3.a.1.
2. Over three months through 12 months	RCONA580	1,141,974	M.3.a.2.
3. Over one year through three years	RCONA581	223,439	M.3.a.3.
4. Over three years	RCONA582	37,716	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	1,682,139	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	453,482	M.4.a.1.
2. Over three months through 12 months	RCONA585	1,113,431	M.4.a.2.
3. Over one year through three years	RCONA586	240,420	M.4.a.3.
4. Over three years	RCONA587	48,407	M.4.a.4.
b. Time deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK221	1,314,221	M.4.b.
c. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK222	252,691	M.4.c.

Schedule RC-F - Other Assets

Dollar amounts in thousands
1. Accrued interest receivable	RCONB556	16,556	1.
2. Net deferred tax assets	RCON2148	29,556	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCONA519	0	3.a.
b. Other financial assets	RCONA520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCON1752	44,784	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCONK201	0	5.a.
b. Separate account life insurance assets	RCONK202	0	5.b.
c. Hybrid account life insurance assets	RCONK270	0	5.c.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)	RCON2168	67,520	6.
a. Prepaid expenses	RCON2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCON1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0	6.d.
e. FDIC loss-sharing indemnification assets	RCONJ448	0	6.e.
f. Prepaid deposit insurance assessments	RCONJ449	CONF	6.f.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 26

Dollar amounts in thousands
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3549	Click here for value	6.g.1.
2. Amount of component	RCON3549	36,157	6.g.2.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3550		6.h.1.
2. Amount of component	RCON3550	0	6.h.2.
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3551		6.i.1.
2. Amount of component	RCON3551	0	6.i.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCON2160	158,416	7.

(TEXT3549) CRA Investments

Schedule RC-G - Other Liabilities

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits	RCON3645	9	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCON3646	77,002	1.b.
2. Net deferred tax liabilities	RCON3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCONB557	2,166	3.
4. All other liabilities	RCON2938	15,087	4.
a. Accounts payable	RCON3066	0	4.a.
b. Deferred compensation liabilities	RCONC011	0	4.b.
c. Dividends declared but not yet payable	RCON2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCONC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	Click here for value	4.e.1.
2. Amount of component	RCON3552	10,561	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553		4.f.1.
2. Amount of component	RCON3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554		4.g.1.
2. Amount of component	RCON3554	0	4.g.2.
5. Total	RCON2930	94,264	5.

(TEXT3552) Intercompany payable

Schedule RC-K - Quarterly Averages

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCON3381	95,937	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCONB558	186,017	2.
3. Mortgage-backed securities	RCONB559	1,347,340	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCONB560	251,886	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 27

Dollar amounts in thousands
6. Loans:			6.
a. Total loans	RCON3360	3,998,852	6.a.
b. Loans secured by real estate:			6.b.
1. Loans secured by 1-4 family residential properties	RCON3465	0	6.b.1.
2. All other loans secured by real estate	RCON3466	2,024,820	6.b.2.
c. Commercial and industrial loans	RCON3387	1,553,647	6.c.
d. Loans to individuals for household, family, and other personal expenditures:			6.d.
1. Credit cards	RCONB561	0	6.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	0	6.d.2.
7. Trading assets	RCON3401	0	7.
8. Lease financing receivables (net of unearned income)	RCON3484	193,758	8.
9. Total assets	RCON3368	6,439,930	9.
10. Interest-bearing transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	0	10.
11. Nontransaction accounts:			11.
a. Savings deposits (includes MMDAs)	RCONB563	1,090,368	11.a.
b. Time deposits of $100,000 or more	RCONA514	1,806,631	11.b.
c. Time deposits of less than $100,000	RCONA529	1,936,942	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	0	12.
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCON3355	506,413	13.
1. Loans to finance agricultural production and other loans to farmers	RCON3386	0	M.1.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCON3814	0	1.a.
1. Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ477	NR	1.a.1.
2. Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ478	NR	1.a.2.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCON3815	0	1.b.
1. Unused consumer credit card lines	RCONJ455	0	1.b.1.
2. Other unused credit card lines	RCONJ456	0	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCONF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCONF165	59,997	1.c.1.b.
2. Not secured by real estate	RCON6550	161,023	1.c.2.
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCONJ457	547,931	1.e.1.
2. Loans to financial institutions	RCONJ458	0	1.e.2.
3. All other unused commitments	RCONJ459	16,031	1.e.3.
2. Financial standby letters of credit	RCON3819	91,146	2.
a. Amount of financial standby letters of credit conveyed to others	RCON3820	0	2.a.
3. Performance standby letters of credit	RCON3821	0	3.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 28

Dollar amounts in thousands
a. Amount of performance standby letters of credit conveyed to others	RCON3822	0	3.a.
4. Commercial and similar letters of credit	RCON3411	0	4.
5. Not applicable			5.
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection
7. Credit derivatives:					7.
a. Notional amounts:					7.a.
1. Credit default swaps	RCONC968	0	RCONC969	0	7.a.1.
2. Total return swaps	RCONC970	0	RCONC971	0	7.a.2.
3. Credit options	RCONC972	0	RCONC973	0	7.a.3.
4. Other credit derivatives	RCONC974	0	RCONC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCONC219	0	RCONC221	0	7.b.1.
2. Gross negative fair value	RCONC220	0	RCONC222	0	7.b.2.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
c. Notational amounts by regulatory capital treatment:			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCONG401	0	7.c.1.a.
b. Purchased protection	RCONG402	0	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCONG403	0	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCONG404	0	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCONG405	0	7.c.2.c.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less	(Column B) Remaining Maturity of Over One Year Through Five Years	(Column C) Remaining Maturity of Over Five Years

d. Notional amounts by remaining maturity:				7.d.
1. Sold credit protection:				7.d.1.
a. Investment grade	RCONG406 0	RCONG407 0	RCONG408 0	7.d.1.a.
b. Subinvestment grade	RCONG409 0	RCONG410 0	RCONG411 0	7.d.1.b.
2. Purchased credit protection:				7.d.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 29

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less	(Column B) Remaining Maturity of Over One Year Through Five Years	(Column C) Remaining Maturity of Over Five Years
a. Investment grade	RCONG412 0	RCONG413 0	RCONG414 0	7.d.2.a.
b. Subinvestment grade	RCONG415 0	RCONG416 0	RCONG417 0	7.d.2.b.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCON8765	0	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON3430	0	9.
a. Securities borrowed	RCON3432	0	9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCONC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555		9.d.1.
2. Amount of component	RCON3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556		9.e.1.
2. Amount of component	RCON3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557		9.f.1.
2. Amount of component	RCON3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON5591	0	10.
a. Commitments to sell when-issued securities	RCON3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592		10.b.1.
2. Amount of component	RCON5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593		10.c.1.
2. Amount of component	RCON5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594		10.d.1.
2. Amount of component	RCON5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595		10.e.1.
2. Amount of component	RCON5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 30

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts

12. Gross amounts (e.g., notional amounts):					12.
a. Futures contracts	RCON8693 0	RCON8694 0	RCON8695 0	RCON8696 0	12.a.
b. Forward contracts	RCON8697 0	RCON8698 0	RCON8699 0	RCON8700 0	12.b.
c. Exchange-traded option contracts:					12.c.
1. Written options	RCON8701 0	RCON8702 0	RCON8703 0	RCON8704 0	12.c.1.
2. Purchased options	RCON8705 0	RCON8706 0	RCON8707 0	RCON8708 0	12.c.2.
d. Over-the-counter option contracts:					12.d.
1. Written options	RCON8709 0	RCON8710 0	RCON8711 0	RCON8712 0	12.d.1.
2. Purchased options	RCON8713 0	RCON8714 0	RCON8715 0	RCON8716 0	12.d.2.
e. Swaps	RCON3450 0	RCON3826 19,557	RCON8719 0	RCON8720 0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCONA126 0	RCONA127 0	RCON8723 0	RCON8724 0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON8725 0	RCON8726 19,557	RCON8727 0	RCON8728 0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCONA589 0				14.a.
15. Gross fair values of derivative contracts:					15.
a. Contracts held for trading:					15.a.
1. Gross positive fair value	RCON8733 0	RCON8734 0	RCON8735 0	RCON8736 0	15.a.1.
2. Gross negative fair value	RCON8737 0	RCON8738 0	RCON8739 0	RCON8740 0	15.a.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 31

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts
b. Contracts held for purposes other than trading:					15.b.
1. Gross positive fair value	RCON8741 0	RCON8742 659	RCON8743 0	RCON8744 0	15.b.1.
2. Gross negative fair value	RCON8745 0	RCON8746 0	RCON8747 0	RCON8748 0	15.b.2.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B) Monoline Financial Guarantors	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties
16. Over-the counter derivatives:						16.

a. Net current credit exposure	RCONG418 NR	RCONG419 NR	RCONG420 NR	RCONG421 NR	RCONG422 NR	16.a.

b. Fair value of collateral:						16.b.

1. Cash - U.S. dollar	RCONG423 NR	RCONG424 NR	RCONG425 NR	RCONG426 NR	RCONG427 NR	16.b.1.
2. Cash - Other currencies	RCONG428 NR	RCONG429 NR	RCONG430 NR	RCONG431 NR	RCONG432 NR	16.b.2.
3. U.S. Treasury securities	RCONG433 NR	RCONG434 NR	RCONG435 NR	RCONG436 NR	RCONG437 NR	16.b.3.
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCONG438 NR	RCONG439 NR	RCONG440 NR	RCONG441 NR	RCONG442 NR	16.b.4.
5. Corporate bonds	RCONG443 NR	RCONG444 NR	RCONG445 NR	RCONG446 NR	RCONG447 NR	16.b.5.
6. Equity securities	RCONG448 NR	RCONG449 NR	RCONG450 NR	RCONG451 NR	RCONG452 NR	16.b.6.
7. All other collateral	RCONG453 NR	RCONG454 NR	RCONG455 NR	RCONG456 NR	RCONG457 NR	16.b.7.
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCONG458 NR	RCONG459 NR	RCONG460 NR	RCONG461 NR	RCONG462 NR	16.b.8.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 32

Schedule RC-M - Memoranda

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	0	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	0	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCON3164	0	2.a.
1. Estimated fair value of mortgage servicing assets	RCONA590	0	2.a.1.
b. Purchased credit card relationships and nonmortgage servicing assets	RCONB026	0	2.b.
c. All other identifiable intangible assets	RCON5507	0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCON0426	0	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land	RCON5508	832	3.a.
b. Farmland	RCON5509	0	3.b.
c. 1-4 family residential properties	RCON5510	0	3.c.
d. Multifamily (5 or more) residential properties	RCON5511	0	3.d.
e. Nonfarm nonresidential properties	RCON5512	8,390	3.e.
f. Foreclosed properties from “GNMA loans”	RCONC979	0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)	RCON2150	9,222	3.g.
4. Not applicable			4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCONF055	108,000	5.a.1.a
b. Over one year through three years	RCONF056	113,000	5.a.1.b
c. Over three years through five years	RCONF057	274,000	5.a.1.c
d. Over five years	RCONF058	45,000	5.a.1.d
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCON2651	108,000	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCONF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCONF060	0	5.b.1.a
b. Over one year through three years	RCONF061	0	5.b.1.b
c. Over three years through five years	RCONF062	0	5.b.1.c
d. Over five years	RCONF063	0	5.b.1.d
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCONB571	0	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCON3190	540,000	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCONB569	No	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities.	RCONB570	0	7.
8. Primary Internet Web site address of the bank (home page), if any (Example: www.examplebank.com)	TEXT4087	Click here for Value	8.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCON4088	Yes	9.
10. Secured liabilities:			10.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 33

Dollar amounts in thousands
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCONF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	No	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.
1. Loans secured by real estate:			13.a.1.
a. Construction, land development, and other land loans:			13.a.1.a.
1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.
b. Secured by farmland	RCONK171	0	13.a.1.b.
c. Secured by 1-4 family residential properties:			13.a.1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.
a. Secured by first liens	RCONK173	0	13.a.1.c.2.a.
b. Secured by junior liens	RCONK174	0	13.a.1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.
e. Secured by nonfarm nonresidential properties:			13.a.1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.
2. Not applicable			13.a.2.
3. Commercial and industrial loans	RCONK179	0	13.a.3.
4. Loans to individuals for household, family, and other personal expenditures:			13.a.4.
a. Credit cards	RCONK180	0	13.a.4.a.
b. Automobile loans	RCONK181	0	13.a.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK182	0	13.a.4.c.
5. All other loans and all leases	RCONK183	0	13.a.5.
a. Loans to depository institutions and acceptances of other banks	RCONK184	0	13.a.5.a.
b. Loans to foreign governments and official institutions	RCONK185	0	13.a.5.b.
c. Other loans	RCONK186	0	13.a.5.c.
1. Loans to finance agricultural production and other loans to farmers included in Schedule RC-M, item 13.a.(5)(c), above	RCONK178	0	13.a.5.c.1.
d. Lease financing receivables	RCONK273	0	13.a.5.d.
b. Other real estate owned (included in Schedule RC, item 7):			13.b.
1. Construction, land development, and other land	RCONK187	0	13.b.1.
2. Farmland	RCONK188	0	13.b.2.
3. 1-4 family residential properties	RCONK189	0	13.b.3.
4. Multifamily (5 or more) residential properties	RCONK190	0	13.b.4.
5. Nonfarm nonresidential properties	RCONK191	0	13.b.5.
6. Not applicable			13.b.6.
7. Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is protected by FDIC loss-sharing agreements	RCONK192	0	13.b.7.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCONJ461	0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCONJ462	0	13.d.
14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries	RCONK193	0	14.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 34

Dollar amounts in thousands
b. Total assets of captive reinsurance subsidiaries	RCONK194	0	14.b.

(TEXT4087) www.capitalsourcebank.com

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual
1. Loans secured by real estate:				1.
a. Construction, land development, and other land loans:				1.a.
1. 1-4 family residential construction loans	RCONF172 0	RCONF174 0	RCONF176 0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173 0	RCONF175 0	RCONF177 0	1.a.2.
b. Secured by farmland	RCON3493 0	RCON3494 0	RCON3495 0	1.b.
c. Secured by 1-4 family residential properties:				1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398 0	RCON5399 0	RCON5400 0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
a. Secured by first liens	RCONC236 0	RCONC237 0	RCONC229 0	1.c.2.a.
b. Secured by junior liens	RCONC238 0	RCONC239 0	RCONC230 0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCON3499 0	RCON3500 0	RCON3501 2,752	1.d.
e. Secured by nonfarm nonresidential properties:				1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178 144	RCONF180 0	RCONF182 12,108	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179 0	RCONF181 0	RCONF183 64,978	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RCONB834 0	RCONB835 0	RCONB836 0	2.
3. Not applicable				3.
4. Commercial and industrial loans	RCON1606 0	RCON1607 0	RCON1608 27,313	4.
5. Loans to individuals for household, family, and other personal expenditures:				5.
a. Credit cards	RCONB575 0	RCONB576 0	RCONB577 0	5.a.
b. Automobile loans	RCONK213 0	RCONK214 0	RCONK215 0	5.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 35

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK216 0	RCONK217 0	RCONK218 0	5.c.
6. Loans to foreign governments and official institutions	RCON5389 0	RCON5390 0	RCON5391 0	6.
7. All other loans	RCON5459 0	RCON5460 0	RCON5461 0	7.
8. Lease financing receivables	RCON1226 0	RCON1227 0	RCON1228 0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON3505 0	RCON3506 0	RCON3507 0	9.
10. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCONK036 0	RCONK037 0	RCONK038 0	10.
a. Guaranteed portion of loans and leases included in item 10 above, excluding rebooked “GNMA loans”	RCONK039 0	RCONK040 0	RCONK041 0	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10 above	RCONK042 0	RCONK043 0	RCONK044 0	10.b.
11. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:				11.
a. Loans secured by real estate:				11.a.
1. Construction, land development, and other land loans:				11.a.1.
a. 1-4 family residential construction loans	RCONK045 0	RCONK046 0	RCONK047 0	11.a.1.a.
b. Other construction loans and all land development and other land loans	RCONK048 0	RCONK049 0	RCONK050 0	11.a.1.b.
2. Secured by farmland	RCONK051 0	RCONK052 0	RCONK053 0	11.a.2.
3. Secured by 1-4 family residential properties:				11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054 0	RCONK055 0	RCONK056 0	11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:				11.a.3.b.
1. Secured by first liens	RCONK057 0	RCONK058 0	RCONK059 0	11.a.3.b.1.
2. Secured by junior liens	RCONK060 0	RCONK061 0	RCONK062 0	11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONK063 0	RCONK064 0	RCONK065 0	11.a.4.
5. Secured by nonfarm nonresidential properties:				11.a.5.
a. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066 0	RCONK067 0	RCONK068 0	11.a.5.a.
b. Loans secured by other nonfarm nonresidential properties	RCONK069 0	RCONK070 0	RCONK071 0	11.a.5.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 36

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual
b. Not applicable				11.b.
c. Commercial and industrial loans	RCONK075 0	RCONK076 0	RCONK077 0	11.c.
d. Loans to individuals for household, family, and other personal expenditures:				11.d.
1. Credit cards	RCONK078 0	RCONK079 0	RCONK080 0	11.d.1.
2. Automobile loans	RCONK081 0	RCONK082 0	RCONK083 0	11.d.2.
3. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK084 0	RCONK085 0	RCONK086 0	11.d.3.
e. All other loans and all leases	RCONK087 0	RCONK088 0	RCONK089 0	11.e.
1. Loans to depository institutions and acceptances of other banks	RCONK091 0	RCONK092 0	RCONK093 0	11.e.1.
2. Loans to foreign governments and official institutions	RCONK095 0	RCONK096 0	RCONK097 0	11.e.2.
3. Other loans	RCONK099 0	RCONK100 0	RCONK101 0	11.e.3.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, item 11.e.(3), above	RCONK072 0	RCONK073 0	RCONK074 0	11.e.3.a.
4. Lease financing receivables	RCONK269 0	RCONK271 0	RCONK272 0	11.e.4.
f. Portion of covered loans and leases included in items 11.a through 11.e above that is protected by FDIC loss-sharing agreements	RCONK102 0	RCONK103 0	RCONK104 0	11.f.
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):				M.1.
a. Construction, land development, and other land loans:				M.1.a.
1. 1-4 family residential construction loans	RCONK105 0	RCONK106 0	RCONK107 0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK108 0	RCONK109 0	RCONK110 0	M.1.a.2.
b. Loans secured by 1-4 family residential properties	RCONF661 0	RCONF662 0	RCONF663 0	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK111 0	RCONK112 0	RCONK113 1,420	M.1.c.
d. Secured by nonfarm nonresidential properties:				M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114 0	RCONK115 0	RCONK116 0	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK117 0	RCONK118 0	RCONK119 53,393	M.1.d.2.
e. Commercial and industrial loans	RCONK257 0	RCONK258 0	RCONK259 15,213	M.1.e.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 37

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual
1. To U.S. addressees (domicile)	RCONK120 0	RCONK121 0	RCONK122 15,213	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCONK123 0	RCONK124 0	RCONK125 0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK126 0	RCONK127 0	RCONK128 0	M.1.f.
1. Loans secured by farmland	RCONK130 0	RCONK131 0	RCONK132 0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCONK134 0	RCONK135 0	RCONK136 0	M.1.f.2.
3. Not applicable				M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:				M.1.f.4.
a. Credit cards	RCONK274 0	RCONK275 0	RCONK276 0	M.1.f.4.a.
b. Automobile loans	RCONK277 0	RCONK278 0	RCONK279 0	M.1.f.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK280 0	RCONK281 0	RCONK282 0	M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCONK283 0	RCONK284 0	RCONK285 0	M.1.f.5.
6. Other loans	RCONK286 0	RCONK287 0	RCONK288 0	M.1.f.6.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f.(6), above	RCONK138 0	RCONK139 0	RCONK140 0	M.1.f.6.a.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCON6558 0	RCON6559 0	RCON6560 0	M.2.
3. Not available				M.3.
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCON1248 0	RCON1249 0	RCON1250 0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON5380 0	RCON5381 0	RCON5382 0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON1254 0	RCON1255 0	RCON1256 0	M.3.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	RCONF166 0	RCONF167 0	RCONF168 0	M.3.d.
4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	RCON1594 0	RCON1597 0	RCON1583 0	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):				M.5.
a. Loans and leases held for sale	RCONC240 0	RCONC241 0	RCONC226 0	M.5.a.
b. Loans measured at fair value:				M.5.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 38

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual
1. Fair value	RCONF664 0	RCONF665 0	RCONF666 0	M.5.b.1.
2. Unpaid principal balance	RCONF667 0	RCONF668 0	RCONF669 0	M.5.b.2.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more
6. Derivative contracts: Fair value of amounts carried as assets	RCON3529	0	RCON3530	0	M.6.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

	0000000000	0000000000	0000000000
Dollar amounts in thousands
7. Additions to nonaccrual assets during the quarter	RCONC410	12,190	M.7.
8. Nonaccrual assets sold during the quarter	RCONC411	0	M.8.

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

	00000000	00000000	00000000
Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	4,900,072	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.
3. Not applicable			3.
4. Average consolidated total assets	RCONK652	6,439,930	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCONK653	1	4.a.
5. Average tangible equity	RCONK654	842,299	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCONK655	0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, part I, Memorandum item 1.b)	RCONG803	0	9.
10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is “YES,” complete items 10.a and 10.b	RCONK656	No	10.
a. Banker’s bank deduction	RCONK657	NR	10.a.
b. Banker’s bank deduction limit	RCONK658	NR	10.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 39

Dollar amounts in thousands
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is “YES,” complete items 11.a and 11.b	RCONK659	No	11.
a. Custodial bank deduction	RCONK660	NR	11.a.
b. Custodial bank deduction limit	RCONK661	NR	11.b.

1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):

			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	3,850,299	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	75077	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	640,887	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	1545	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	393,839	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	10841	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	15,047	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	49	M.1.d.2.
2. Estimated amount of uninsured deposits, including related interest accrued and unpaid (see instructions)	RCON5597	379,119	M.2.

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

			M.3.
a. Legal title	TEXTA545		M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Not applicable			M.4.
5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions):			M.5.
a. Amount of noninterest-bearing transaction accounts of more than $250,000	RCONJ944	2,222	M.5.a.
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONJ945	2	M.5.b.
6. Criticized and classified items:			M.6.
a. Special mention	RCONK663	CONF	M.6.a.
b. Substandard	RCONK664	CONF	M.6.b.
c. Doubtful	RCONK665	CONF	M.6.c.
d. Loss	RCONK666	CONF	M.6.d.
7. Nontraditional 1-4 family residential mortgage loans	RCONK675	CONF	M.7.
8. Subprime consumer loans	RCONK667	CONF	M.8.
9. Leveraged loans and securities	RCONK668	CONF	M.9.
10. Commitments to fund construction, land development, and other land loans secured by real estate:			M.10.
a. Total unfunded commitments	RCONK676	NR	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCONK677	NR	M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCONK669	NR	M.11.
12. Nonbrokered time deposits of more than $250,000 (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	NR	M.12.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 40

Dollar amounts in thousands
13. Portion of funded loans guaranteed or insured by the U.S. government (excluding FDIC loss-sharing agreements):			M.13.
a. Construction, land development, and other land loans secured by real estate	RCONK679	NR	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCONK680	NR	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCONK681	NR	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK682	NR	M.13.d.
e. Commercial and industrial loans	RCONK670	NR	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures.	RCONK671	NR	M.13.f.
g. Other consumer loans (includes other revolving credit plans, automobile loans, single payment, installment, and all student loans)	RCONK672	NR	M.13.g.
14. Amount of the institution’s largest counterparty exposure	RCONK673	CONF	M.14.
15. Total amount of the institution’s 20 largest counterparty exposures	RCONK674	CONF	M.15.

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	0	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	0	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	0	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	0	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	0	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	0	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	0	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	0	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	0	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	0	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	0	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	0	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	0	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	0	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 41

Dollar amounts in thousands
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	0	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 42

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
1. Available-for-sale securities	RCON1773 1,434,094	RCONG474 0	RCONG475 0	RCONG476 1,434,094	RCONG477 0	1.
2. Federal funds sold and securities purchased under agreements to resell	RCONG478 0	RCONG479 0	RCONG480 0	RCONG481 0	RCONG482 0	2.
3. Loans and leases held for sale	RCONG483 0	RCONG484 0	RCONG485 0	RCONG486 0	RCONG487 0	3.
4. Loans and leases held for investment	RCONG488 0	RCONG489 0	RCONG490 0	RCONG491 0	RCONG492 0	4.

5. Trading assets:						5.
a. Derivative assets	RCON3543 0	RCONG493 0	RCONG494 0	RCONG495 0	RCONG496 0	5.a.
b. Other trading assets	RCONG497 0	RCONG498 0	RCONG499 0	RCONG500 0	RCONG501 0	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCONF240 0	RCONF684 0	RCONF692 0	RCONF241 0	RCONF242 0	5.b.1
6. All other assets	RCONG391 0	RCONG392 0	RCONG395 0	RCONG396 0	RCONG804 0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCONG502 1,434,094	RCONG503 0	RCONG504 0	RCONG505 1,434,094	RCONG506 0	7.
8. Deposits	RCONF252 0	RCONF686 0	RCONF694 0	RCONF253 0	RCONF254 0	8.
9. Federal funds purchased and securities sold under agreements to repurchase	RCONG507 0	RCONG508 0	RCONG509 0	RCONG510 0	RCONG511 0	9.

10. Trading liabilities:						10.
a. Derivative liabilities	RCON3547 0	RCONG512 0	RCONG513 0	RCONG514 0	RCONG515 0	10.a.
b. Other trading liabilities	RCONG516 0	RCONG517 0	RCONG518 0	RCONG519 0	RCONG520 0	10.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 43

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
11. Other borrowed money	RCONG521 0	RCONG522 0	RCONG523 0	RCONG524 0	RCONG525 0	11.
12. Subordinated notes and debentures	RCONG526 0	RCONG527 0	RCONG528 0	RCONG529 0	RCONG530 0	12.
13. All other liabilities	RCONG805 0	RCONG806 0	RCONG807 0	RCONG808 0	RCONG809 0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCONG531 0	RCONG532 0	RCONG533 0	RCONG534 0	RCONG535 0	14.

1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):						M.1.
a. Mortgage servicing assets	RCONG536 0	RCONG537 0	RCONG538 0	RCONG539 0	RCONG540 0	M.1.a.
b. Nontrading derivative assets	RCONG541 0	RCONG542 0	RCONG543 0	RCONG544 0	RCONG545 0	M.1.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 44

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.1.c.
1. Describe component	TEXTG546	M.1.c.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 45

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG546 0	RCONG547 0	RCONG548 0	RCONG549 0	RCONG550 0	M.1.c.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 46

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.1.d.
1. Describe component	TEXTG551	M.1.d.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 47

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG551 0	RCONG552 0	RCONG553 0	RCONG554 0	RCONG555 0	M.1.d.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 48

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.1.e.
1. Describe component	TEXTG556	M.1.e.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 49

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG556 0	RCONG557 0	RCONG558 0	RCONG559 0	RCONG560 0	M.1.e.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 50

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.1.f.
1. Describe component	TEXTG561	M.1.f.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 51

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG561 0	RCONG562 0	RCONG563 0	RCONG564 0	RCONG565 0	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):						M.2.
a. Loan commitments (not accounted for as derivatives)	RCONF261 0	RCONF689 0	RCONF697 0	RCONF262 0	RCONF263 0	M.2.a.
b. Nontrading derivative liabilities	RCONG566 0	RCONG567 0	RCONG568 0	RCONG569 0	RCONG570 0	M.2.b.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 52

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.2.c.
1. Describe component	TEXTG571	M.2.c.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 53

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG571 0	RCONG572 0	RCONG573 0	RCONG574 0	RCONG575 0	M.2.c.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 54

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.2.d.
1. Describe component	TEXTG576	M.2.d.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 55

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG576 0	RCONG577 0	RCONG578 0	RCONG579 0	RCONG580 0	M.2.d.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 56

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.2.e.
1. Describe component	TEXTG581	M.2.e.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 57

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG581 0	RCONG582 0	RCONG583 0	RCONG584 0	RCONG585 0	M.2.e.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 58

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.2.f.
1. Describe component	TEXTG586	M.2.f.1.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 59

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
2. Amount of component	RCONG586 0	RCONG587 0	RCONG588 0	RCONG589 0	RCONG590 0	M.2.f.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 60

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands
1. Total bank equity capital (from Schedule RC, item 27.a)	RCON3210	1,027,624	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCON8434	21,346	2.
3. Net unrealized loss on available-for-sale equity securities	RCONA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCON4336	0	4.
5. Nonqualifying perpetual preferred stock	RCONB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCONB589	0	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCONB590	158,080	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness	RCONF264	0	7.b.
8. Subtotal	RCONC227	848,198	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCONB591	0	9.a.
b. Disallowed deferred tax assets	RCON5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0	10.
11. Tier 1 capital	RCON8274	848,198	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	63,573	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0	15.
16. Other Tier 2 capital components	RCONB594	0	16.
17. Tier 2 capital	RCON5311	63,573	17.
18. Allowable Tier 2 capital	RCON8275	63,573	18.
19. Tier 3 capital allocated for market risk	RCON1395	0	19.
20. Deductions for total risk-based capital	RCONB595	0	20.
21. Total risk-based capital	RCON3792	911,771	21.
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	6,439,930	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCONB590	158,080	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	0	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCON5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCONB596	0	26.
27. Average total assets for leverage capital purposes	RCONA224	6,281,850	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	0	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	0	28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	0	29.
30. Adjustment to average total assets reported in item 27	RCONB505	0	30.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Percentage (Banks with Financial Subsidiaries)		(Column B) Percentage (All Banks)
31. Tier 1 leverage ratio	RCON7273	0.000000	RCON7204	0.135024	31.
32. Tier 1 risk-based capital ratio	RCON7274	0.000000	RCON7206	0.168676	32.
33. Total risk-based capital ratio	RCON7275	0.000000	RCON7205	0.181318	33.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 61

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
34. Cash and balances dues from depository institutions	RCON0010 97,214	RCONC869 0	RCONB600 96,679	RCONB601 535		RCONB602 0	34.
35. Held-to-maturity securities	RCON1754 252,550	RCONB603 0	RCONB604 0	RCONB605 252,550	RCONB606 0	RCONB607 0	35.
36. Available-for-sale securities	RCON1773 1,434,094	RCONB608 29,570	RCONB609 586,468	RCONB610 785,581	RCONB611 10,383	RCONB612 22,092	36.
37. Federal funds sold and securities purchased under agreements to resell	RCONC225 0		RCONC063 0	RCONC064 0		RCONB520 0	37.
38. Loans and leases held for sale	RCON5369 29,708	RCONB617 0	RCONB618 0	RCONB619 0	RCONB620 0	RCONB621 29,708	38.
39. Loans and leases, net of unearned income	RCONB528 4,456,929	RCONB622 0	RCONB623 50,979	RCONB624 93,056	RCONB625 305,480	RCONB626 4,007,414	39.
40. Allowance for loan and lease losses	RCON3123 118,684	RCON3123 118,684					40.
41. Trading Assets	RCON3545 0	RCONB627 0	RCONB628 0	RCONB629 0	RCONB630 0	RCONB631 0	41.
42. All other assets	RCONB639 395,908	RCONB640 173,794	RCONB641 12,079	RCONB642 65,170	RCONB643 0	RCON5339 144,865	42.
43. Total Assets	RCON2170 6,547,719	RCONB644 84,680	RCON5320 746,205	RCON5327 1,196,892	RCON5334 315,863	RCON5340 4,204,079	43.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
44. Financial standby letters of credit	RCONB546 91,146	RCONB547 91,146	RCONB548 0	RCONB581 0	RCONB582 0	RCONB583 91,146	44.
45. Performance standby letters of credit	RCON3821 0	RCONB650 0	RCONB651 0	RCONB652 0	RCONB653 0	RCONB654 0	45.
46. Commercial and similar letters of credit	RCON3411 0	RCONB655 0	RCONB656 0	RCONB657 0	RCONB658 0	RCONB659 0	46.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 62

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
47. Risk participations in bankers acceptances acquired by the reporting institution	RCON3429 0	RCONB660 0	RCONB661 0	RCONB662 0		RCONB663 0	47.
48. Securities lent	RCON3433 0	RCONB664 0	RCONB665 0	RCONB666 0	RCONB667 0	RCONB668 0	48.
49. Retained recourse on small business obligations sold with recourse	RCONA250 0	RCONB669 0	RCONB670 0	RCONB671 0	RCONB672 0	RCONB673 0	49.
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement	RCONB541 0	RCONB542 0				RCONB543 0	50.
51. All other financial assets sold with recourse	RCONB675 0	RCONB676 0	RCONB677 0	RCONB678 0	RCONB679 0	RCONB680 0	51.
52. All other off-balance sheet liabilities	RCONB681 0	RCONB682 0	RCONB683 0	RCONB684 0	RCONB685 0	RCONB686 0	52.
53. Unused commitments:							53.
a. With an original maturity exceeding one year	RCON3833 784,981	RCONB687 392,491	RCONB688 0	RCONB689 0	RCONB690 0	RCONB691 392,491	53.a.
b. With an original maturity of one year or less to asset-backed commercial paper conduits	RCONG591 0	RCONG592 0	RCONG593 0	RCONG594 0	RCONG595 0	RCONG596 0	53.b.
54. Derivative contracts		RCONA167 1,637	RCONB693 0	RCONB694 0	RCONB695 1,637		54.
55. Total assets, derivatives, and off-balance sheet items by risk weight category			RCONB696 746,205	RCONB697 1,196,892	RCONB698 317,500	RCONB699 4,687,716	55.
56. Risk weight factor							56.
57. Risk-weighted assets by risk weight category			RCONB700 0	RCONB701 239,378	RCONB702 158,750	RCONB703 4,687,716	57.
58. Market risk equivalent assets						RCON1651 0	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						RCONB704 5,085,844	59.
60. Excess allowance for loan and lease losses						RCONA222 57,277	60.
61. Allocated transfer risk reserve						RCON3128 0	61.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 63

Dollar amounts in thousands	(Column A) Face Value or Notional Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
62. Total risk-weighted assets						RCONA223 5,028,567	62.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 64

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	659	M.1.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) With a remaining maturity of one year or less	(Column B) With a remaining maturity of over one year through five years	(Column C) With a remaining maturity of over five years

2. Notional principal amounts of derivative contracts:				M.2.
a. Interest rate contracts	RCON3809	RCON8766	RCON8767
	0	0	0	M.2.a.
b. Foreign exchange contracts	RCON3812	RCON8769	RCON8770
	0	19,557	0	M.2.b.
c. Gold contracts	RCON8771	RCON8772	RCON8773
	0	0	0	M.2.c.
d. Other precious metals contracts	RCON8774	RCON8775	RCON8776
	0	0	0	M.2.d.
e. Other commodity contracts	RCON8777	RCON8778	RCON8779
	0	0	0	M.2.e.
f. Equity derivative contracts	RCONA000	RCONA001	RCONA002
	0	0	0	M.2.f.

g. Credit derivative contracts: Purchased credit protection that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:

				M.2.g.
1. Investment grade	RCONG597	RCONG598	RCONG599
	0	0	0	M.2.g.1.
2. Subinvestment grade	RCONG600	RCONG601	RCONG602
	0	0	0	M.2.g.2.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 65

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCONB705 0	RCONB706 0	RCONB707 0	RCONB708 0	RCONB709 0	RCONB710 0	RCONB711 0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCONB712 0	RCONB713 0	RCONB714 0	RCONB715 0	RCONB716 0	RCONB717 0	RCONB718 0	2.a.
b. Subordinated securities and other residual interests	RCONC393 0	RCONC394 0	RCONC395 0	RCONC396 0	RCONC397 0	RCONC398 0	RCONC399 0	2.b.
c. Standby letters of credit and other enhancements	RCONC400 0	RCONC401 0	RCONC402 0	RCONC403 0	RCONC404 0	RCONC405 0	RCONC406 0	2.c.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1	RCONB726 0	RCONB727 0	RCONB728 0	RCONB729 0	RCONB730 0	RCONB731 0	RCONB732 0	3.
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCONB733 0	RCONB734 0	RCONB735 0	RCONB736 0	RCONB737 0	RCONB738 0	RCONB739 0	4.a.
b. 90 days or more past due	RCONB740 0	RCONB741 0	RCONB742 0	RCONB743 0	RCONB744 0	RCONB745 0	RCONB746 0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747 0	RIADB748 0	RIADB749 0	RIADB750 0	RIADB751 0	RIADB752 0	RIADB753 0	5.a.
b. Recoveries	RIADB754 0	RIADB755 0	RIADB756 0	RIADB757 0	RIADB758 0	RIADB759 0	RIADB760 0	5.b.
6. Amount of ownership (or seller’s) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCONB761 0	RCONB762 0			RCONB763 0		6.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 66

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
b. Loans (included in Schedule RC-C)		RCONB500 0	RCONB501 0			RCONB502 0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
a. 30-89 days past due		RCONB764 0	RCONB765 0			RCONB766 0		7.a.
b. 90 days or more past due		RCONB767 0	RCONB768 0			RCONB769 0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
a. Charge-offs		RIADB770 0	RIADB771 0			RIADB772 0		8.a.
b. Recoveries		RIADB773 0	RIADB774 0			RIADB775 0		8.b.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCONB776 0	RCONB777 0	RCONB778 0	RCONB779 0	RCONB780 0	RCONB781 0	RCONB782 0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCONB783 0	RCONB784 0	RCONB785 0	RCONB786 0	RCONB787 0	RCONB788 0	RCONB789 0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790 0	RCONB791 0	RCONB792 0	RCONB793 0	RCONB794 0	RCONB795 0	RCONB796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797 0	RCONB798 0	RCONB799 0	RCONB800 0	RCONB801 0	RCONB802 0	RCONB803 0	12.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 67

Schedule RC-S - Servicing Securitization and Asset Sale Activities

	000000000	000000000	000000000
Dollar amounts in thousands
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCONA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	0	M.2.b.
c. Other financial assets (includes home equity lines)	RCONA591	2,980,476	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCONC407	NR	M.4.

Schedule RC-T - Fiduciary and Related Services

	000000000	000000000	000000000
Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	No	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	No	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	No	3.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 68

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
4. Personal trust and agency accounts	RCONB868 NR	RCONB869 NR	RCONB870 NR	RCONB871 NR	4.
5. Employee benefit and retirement-related trust and agency accounts:					5.
a. Employee benefit - defined contribution	RCONB872 NR	RCONB873 NR	RCONB874 NR	RCONB875 NR	5.a.
b. Employee benefit - defined benefit	RCONB876 NR	RCONB877 NR	RCONB878 NR	RCONB879 NR	5.b.
c. Other employee benefit and retirement-related accounts	RCONB880 NR	RCONB881 NR	RCONB882 NR	RCONB883 NR	5.c.
6. Corporate trust and agency accounts	RCONB884 NR	RCONB885 NR	RCONC001 NR	RCONC002 NR	6.
7. Investment management and investment advisory agency accounts	RCONB886 NR	RCONJ253 NR	RCONB888 NR	RCONJ254 NR	7.
8. Foundation and endowment trust and agency accounts	RCONJ255 NR	RCONJ256 NR	RCONJ257 NR	RCONJ258 NR	8.
9. Other fiduciary accounts	RCONB890 NR	RCONB891 NR	RCONB892 NR	RCONB893 NR	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCONB894 NR	RCONB895 NR	RCONB896 NR	RCONB897 NR	10.
11. Custody and safekeeping accounts		RCONB898 NR		RCONB899 NR	11.
12. Not applicable					12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCONJ259 NR	RCONJ260 NR	RCONJ261 NR	RCONJ262 NR	13.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 69

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	NR	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	NR	15.a.
b. Employee benefit - defined benefit	RIADB906	NR	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	NR	15.c.
16. Corporate trust and agency accounts	RIADA479	NR	16.
17. Investment management and investment advisory agency accounts	RIADJ315	NR	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	NR	18.
19. Other fiduciary accounts	RIADA480	NR	19.
20. Custody and safekeeping accounts	RIADB909	NR	20.
21. Other fiduciary and related services income	RIADB910	NR	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	0	22.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts	(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts	(Column C) All Other Accounts

1. Managed assets held in fiduciary accounts:				M.1.
a. Noninterest-bearing deposits	RCONJ263 NR	RCONJ264 NR	RCONJ265 NR	M.1.a.
b. Interest-bearing deposits	RCONJ266 NR	RCONJ267 NR	RCONJ268 NR	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCONJ269 NR	RCONJ270 NR	RCONJ271 NR	M.1.c.
d. State, county, and municipal obligations	RCONJ272 NR	RCONJ273 NR	RCONJ274 NR	M.1.d.
e. Money market mutual funds	RCONJ275 NR	RCONJ276 NR	RCONJ277 NR	M.1.e.
f. Equity mutual funds	RCONJ278 NR	RCONJ279 NR	RCONJ280 NR	M.1.f.
g. Other mutual funds	RCONJ281 NR	RCONJ282 NR	RCONJ283 NR	M.1.g.
h. Common trust funds and collective investment funds	RCONJ284 NR	RCONJ285 NR	RCONJ286 NR	M.1.h.
i. Other short-term obligations	RCONJ287 NR	RCONJ288 NR	RCONJ289 NR	M.1.i.
j. Other notes and bonds	RCONJ290 NR	RCONJ291 NR	RCONJ292 NR	M.1.j.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 70

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts	(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts	(Column C) All Other Accounts
k. Investments in unregistered funds and private equity investments	RCONJ293 NR	RCONJ294 NR	RCONJ295 NR	M.1.k.
l. Other common and preferred stocks	RCONJ296 NR	RCONJ297 NR	RCONJ298 NR	M.1.l.
m. Real estate mortgages	RCONJ299 NR	RCONJ300 NR	RCONJ301 NR	M.1.m.
n. Real estate	RCONJ302 NR	RCONJ303 NR	RCONJ304 NR	M.1.n.
o. Miscellaneous assets	RCONJ305 NR	RCONJ306 NR	RCONJ307 NR	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCONJ308 NR	RCONJ309 NR	RCONJ310 NR	M.1.p.

Schedule RC-T - Fiduciary and Related Services

	00000000	00000000	00000000	00000000	00000000
Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCONJ311	NR	RCONJ312	NR	M.1.q.

Schedule RC-T - Fiduciary and Related Services

	00000000	00000000	00000000	00000000	00000000
Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCONB927	NR	RCONB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCONJ313	NR	RCONJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	NR			M.2.b.

Schedule RC-T - Fiduciary and Related Services

	00000000	00000000	00000000	00000000	00000000
Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCONB931	NR	RCONB932	NR	M.3.a.
b. International/Global equity	RCONB933	NR	RCONB934	NR	M.3.b.
c. Stock/Bond blend	RCONB935	NR	RCONB936	NR	M.3.c.
d. Taxable bond	RCONB937	NR	RCONB938	NR	M.3.d.
e. Municipal bond	RCONB939	NR	RCONB940	NR	M.3.e.
f. Short term investments/Money market	RCONB941	NR	RCONB942	NR	M.3.f.
g. Specialty/Other	RCONB943	NR	RCONB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	NR	RCONB946	NR	M.3.h.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 71

Schedule RC-T - Fiduciary and Related Services

	00000000	00000000	00000000	00000000
Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts	(Column B) Gross Losses Non-Managed Accounts	(Column C) Recoveries

4. Fiduciary settlements, surcharges, and other losses:				M.4.
a. Personal trust and agency accounts	RIADB947 NR	RIADB948 NR	RIADB949 NR	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950 NR	RIADB951 NR	RIADB952 NR	M.4.b.
c. Investment management agency accounts	RIADB953 NR	RIADB954 NR	RIADB955 NR	M.4.c.
d. Other fiduciary accounts and related services	RIADB956 NR	RIADB957 NR	RIADB958 NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959 NR	RIADB960 NR	RIADB961 NR	M.4.e.

Schedule RC-V - Variable Interest Entities

	00000000	00000000	00000000	00000000
Dollar amounts in thousands	(Column A) Securitization Vehicles	(Column B) ABCP Conduits	(Column C) Other VIEs
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:				1.
a. Cash and balances due from depository institutions	RCONJ981	RCONJ982	RCONJ983
	0	0	0	1.a.
b. Held-to-maturity securities	RCONJ984	RCONJ985	RCONJ986
	0	0	0	1.b.
c. Available-for-sale securities	RCONJ987	RCONJ988	RCONJ989
	0	0	0	1.c.
d. Securities purchased under agreements to resell	RCONJ990	RCONJ991	RCONJ992
	0	0	0	1.d.
e. Loans and leases held for sale	RCONJ993	RCONJ994	RCONJ995
	0	0	0	1.e.
f. Loans and leases, net of unearned income	RCONJ996	RCONJ997	RCONJ998
	0	0	0	1.f.
g. Less: Allowance for loan and lease losses	RCONJ999	RCONK001	RCONK002
	0	0	0	1.g.
h. Trading assets (other than derivatives)	RCONK003	RCONK004	RCONK005
	0	0	0	1.h.
i. Derivative trading assets	RCONK006	RCONK007	RCONK008
	0	0	0	1.i.
j. Other real estate owned	RCONK009	RCONK010	RCONK011
	0	0	0	1.j.
k. Other assets	RCONK012	RCONK013	RCONK014
	0	0	0	1.k.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:				2.
a. Securities sold under agreements to repurchase	RCONK015	RCONK016	RCONK017
	0	0	0	2.a.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 72

	00000000	00000000	00000000	00000000
Dollar amounts in thousands	(Column A) Securitization Vehicles	(Column B) ABCP Conduits	(Column C) Other VIEs
b. Derivative trading liabilities	RCONK018 0	RCONK019 0	RCONK020 0	2.b.
c. Commercial paper	RCONK021 0	RCONK022 0	RCONK023 0	2.c.
d. Other borrowed money (exclude commercial paper)	RCONK024 0	RCONK025 0	RCONK026 0	2.d.
e. Other liabilities	RCONK027 0	RCONK028 0	RCONK029 0	2.e.
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.k above)	RCONK030 0	RCONK031 0	RCONK032 0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.e above)	RCONK033 0	RCONK034 0	RCONK035 0	4.

General Instructions

	00000000	00000000	00000000
Dollar amounts in thousands
1. Who Must Report on What Forms			1.
a. Close of Business			1.a.
b. Frequency of Reporting			1.b.
c. Differences in Detail of Reports			1.c.
d. Shifts in Reporting Status			1.d.
2. Organization of the Instruction Books			2.
3. Preparation of the Reports			3.
4. Signatures			4.
a. Officer Declaration			4.a.
b. Director Attestation			4.b.
5. Submission of the Reports			5.
a. Submission Date			5.a.
b. Amended Reports			5.b.
6. Retention of Reports			6.
7. Scope of the “Consolidated Bank” Required to be Reported in the Submitted Reports			7.
a. Exclusions from the Coverage of the Consolidated Report			7.a.
8. Rules of Consolidation			8.
9. Reporting by Type of Office (For banks with foreign offices)			9.
10. Publication Requirements for the Report of Condition			10.
11. Release of Individual Bank Reports			11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements			12.
13. Accrual Basis Reporting			13.
14. Miscellaneous General Instructions			14.
a. Rounding			14.a.
b. Negative Entries			14.b.
c. Verification			14.c.
d. Transactions Occurring Near the End of a Reporting Period			14.d.
15. Separate Branch Reports			15.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 73

Glossary

	00000	00000	00000
Dollar amounts in thousands
1. Glossary			1.
2. Acceptances			2.
3. Accounting Changes			3.
4. Accounting Errors, Corrections of			4.
5. Accounting Estimates, Changes in			5.
6. Accounting Principles, Changes in			6.
7. Accrued Interest Receivable Related to Credit Card Securitizations			7.
8. Acquisition, Development, or Construction (ADC) Arrangements			8.
9. Agreement Corporation			9.
10. Allowance for Loan and Lease Losses			10.
11. Applicable Income Taxes			11.
12. Associated Company			12.
13. ATS Account			13.
14. Bankers Acceptances			14.
a. Bank-Owned Life Insurance			14.a.
15. Banks, U.S. and Foreign			15.
16. Banks in Foreign Countries			16.
17. Bill-of-Lading Draft			17.
18. Borrowings and Deposits in Foreign Offices			18.
19. Brokered Deposits			19.
20. Broker’s Security Draft			20.
21. Business Combinations			21.
22. Call Option			22.
23. Capitalization of Interest Costs			23.
24. Carrybacks and Carryforwards			24.
25. Cash Management Arrangements			25.
26. Certificate of Deposit			26.
27. Changes in Accounting Estimates			27.
28. Changes in Accounting Principles			28.
29. Clearing Accounts			29.
30. Commercial Banks in the U.S.			30.
31. Commercial Letter of Credit			31.
32. Commercial Paper			32.
33. Commodity or Bill-of-Lading Draft			33.
34. Common Stock of Unconsolidated Subsidaries, Investments in			34.
35. Continuing Contract			35.
36. Corporate Joint Venture			36.
37. Corrections of Accounting Errors			37.
38. Coupon Stripping, Treasury Receipts, and STRIPS			38.
39. Custody Account			39.
40. Dealer Reserve Account			40.
a. Deferred Compensation Agreements			40.a.
41. Deferred Income Taxes			41.
42. Demand Deposits			42.
43. Depository Institutions in the U.S.			43.
44. Deposits			44.
45. Derivative Contracts			45.
a. Discounts			45.a.
46. Dividends			46.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 74

	00000	00000	00000
Dollar amounts in thousands
47. Domestic Office			47.
48. Domicile			48.
49. Due Bills			49.
50. Edge and Agreement Corporation			50.
a. Equity-Indexed Certificates of Deposit			50.a.
51. Equity Method of Accounting			51.
52. Extinguishments of Liabilities			52.
53. Extraordinary Items			53.
54. Fails			54.
a. Fair Value			54.a.
55. Federal Funds Transactions			55.
56. Federally-Sponsored Lending Agency			56.
57. Fees, Loan			57.
58. Foreclosed Assets			58.
59. Foreign Banks			59.
60. Foreign Currency Transactions and Translation			60.
61. Foreign Debt Exchange Transactions			61.
62. Foreign Governments and Official Institutions			62.
63. Foreign Office			63.
64. Forward Contracts			64.
65. Functional Currency			65.
66. Futures Contracts			66.
67. Goodwill			67.
68. Hypothecated Deposit			68.
69. IBF			69.
70. Income Taxes			70.
71. Intangible Assets			71.
72. Interest-Bearing Account			72.
73. Interest Capitalization			73.
74. Interest Rate Swaps			74.
75. Internal-Use Computer Software			75.
76. International Banking Facility (IBF)			76.
77. Interoffice Accounts			77.
78. Investments in Common Stock of Unconsolidated Subsidiaries			78.
79. Joint Venture			79.
80. Lease Accounting			80.
81. Letter of Credit			81.
82. Limited-Life Preferred Stock			82.
83. Loan			83.
84. Loan Fees			84.
85. Loan Impairment			85.
86. Loan Secured by Real Estate			86.
87. Loss Contingencies			87.
88. Majority-Owned Subsidiary			88.
89. Mandatory Convertible Debt			89.
91. Mergers			91.
92. Money Market Deposit Account (MMDA)			92.
93. Nonaccrual Status			93.
94. Noninterest-Bearing Account			94.
95. Nontransaction Account			95.
96. NOW Account			96.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 75

	00000	00000	00000
Dollar amounts in thousands
97. Offsetting			97.
98. One-Day Transaction			98.
99. Option			99.
100. Organization Costs			100.
101. Other Depository Institutions in the U.S.			101.
102. Other Real Estate Owned			102.
103. Overdraft			103.
104. Participations			104.
105. Participations in Acceptances			105.
106. Participations in Pools of Securities			106.
107. Pass-through Reserve Balances			107.
108. Perpetual Preferred Stock			108.
109. Placements and Takings			109.
110. Pooling of Interests			110.
111. Preauthorized Transfer Account			111.
112. Preferred Stock			112.
113. Premiums and Discounts			113.
114. Purchase Acquisition			114.
a. Purchased Impaired Loans and Debt Securities			114.a.
115. Put Option			115.
116. Real Estate ADC Arrangements			116.
117. Real Estate, Loan Secured By			117.
118. Reciprocal Balances			118.
119. Renegotiated Troubled Debt			119.
120. Reorganizations			120.
121. Repurchase/Resale Agreements			121.
122. Reserve Balances, Pass-through			122.
123. Retail Sweep Arrangements			123.
124. Sales of Assets for Risk-Based Capital Purposes			124.
125. Savings Deposits			125.
126. Securities Activities			126.
127. Securities Borrowing/Lending Transactions			127.
128. Securities, Participations in Pools of			128.
129. Servicing Assets and Liabilities			129.
130. Settlement Date Accounting			130.
131. Shell Branches			131.
132. Short Position			132.
133. Significant Subsidary			133.
134. Standby Letter of Credit			134.
135. Start-Up Activities			135.
136. STRIPS			136.
137. Subordinated Notes and Debentures			137.
138. Subsidiaries			138.
139. Suspense Accounts			139.
140. Syndications			140.
141. Telephone Transfer Account			141.
142. Term Federal Funds			142.
143. Time Deposits			143.
144. Trade Date and Settlement Date Accounting			144.
145. Trading Account			145.
146. Transction Account			146.

CAPITALSOURCE BANK RSSD-ID 3806100 Last Updated on 10/28/2011	FFIEC 041 Quarter End Date 9/30/2011 76

	00000	00000	00000
Dollar amounts in thousands
147. Transfers of Financial Assets			147.
148. Traveler’s Letter of Credit			148.
149. Treasury Receipts			149.
150. Treasury Stock			150.
151. Troubled Debt Restructurings			151.
152. Trust Preferred Securities			152.
153. U.S. Banks			153.
154. U.S. Territories and Possessions			154.
155. Valuation Allowance			155.
156. When-Issued Securities Transactions			156.